UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2003

infoUSA INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle, Omaha Nebraska (Address of principal executive offices)	68127 (Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1	Glossy pages accompanying the registrant’s Annual Report on Form 10-K filed on March 20, 2003

Item 9. Regulation FD Disclosure.

     Attached as exhibit 99.1 are the glossy pages that will accompany the registrant’s Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on March 20, 2003 to be distributed to the registrant’s customers and employees.

     In accordance with General Instruction B.2 of Form 8-K, the information attached hereto as an exhibit pursuant to Item 9 should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc.

/s/ STORMY L. DEAN Stormy L. Dean, Chief Financial Officer

Dated: May 7, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Glossy pages accompanying the registrant’s Annual Report on Form 10-K filed on March 20, 2003